UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): February 3, 2016

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico		00926
(Address of principal executive offices)		(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Today the Department of Justice of the Commonwealth of Puerto Rico announced during a hearing before the Puerto Rico House of Representatives that it has initiated a formal investigation into whether EVERTEC, Inc. (“EVERTEC” or the “Company”) has engaged in conduct that interferes with free competition with respect to the products and services it provides within the Commonwealth of Puerto Rico and which conduct could constitute a violation of the Puerto Rico Anti-Monopoly Act, Law 77 of June 25, 1964.

The Company will continue operating its business as usual and providing its customers with high quality processing services at competitive rates, in compliance with all applicable federal and local laws. As disclosed in the Company’s 2015 Form 10-K filed with the SEC, the Company believes that the market for electronic processing services in Puerto Rico is highly competitive and that the Company faces significant competition from large service providers and other competitors in each of the business segments within which it operates, including in some instances from the global card associations like Visa® and MasterCard®. The Company has not been contacted by the Puerto Rican Department of Justice with regard to its investigation, which is in its preliminary stages, but intends to cooperate fully with the investigation.

Forward-Looking Statements

This announcement may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect of current domestic and worldwide economic conditions, including sovereign insolvency situations, the outcome of the Department of Justice’s investigation, and other risks detailed in the Company’s SEC filings, including the most recently filed Form 10-K, as applicable. The Company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Note: The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: February 3, 2016	By:	/s/ Arturo Díaz-Abramo
		Name:	Arturo Díaz-Abramo
		Title:	Senior Vice President & General Counsel